SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: January 28, 1997



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


 VIRGINIA                      333-10635                  54-1816010
(State of                     (Commission                (IRS Employer
incorporation)                File Number)            Identification No.)


         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                                     23219
         (Address of principal                                (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                    FORM 8-K

                                     Index



Item 2.  Acquisition or Disposition of Assets


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         a.       Independent Auditors' Report
                  (Brookfield Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses*
                  (Brookfield Apartments)

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Brookfield Apartments)*

         b.       Independent Auditors' Report
                  (Eagle Crest I & II Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Eagle Crest I & II Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Eagle Crest I & II Apartments)*

         c.       Independent Auditors' Report
                  (Tahoe Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Tahoe Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Tahoe Apartments)*

         d.       Pro Forma Balance Sheet as of
                  December 31, 1996 (unaudited)*

* To be filed by amendment.

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1996
                  (unaudited)*

         e.       Exhibits

                  10.1     Purchase Contract for Brookfield Apartments

                  10.2     Purchase Contract for Eagle Crest Apartments

                  10.3     Purchase Contract for Eagle Crest II Apartments

                  10.4     Purchase Contract for Tahoe Apartments

                  10.5 Modification to Agreement of Sale of Eagle Crest I Apartments

                  10.6 Modification to Agreement of Sale of Eagle Crest II Apartments

                  10.7     Property Management Agreement for Brookfield
                           Apartments

                  10.8 Property Management Agreement for Eagle Crest I & II Apartments

                  10.9     Property Management Agreement for Tahoe Apartments

                  23.1     Consent of Independent Auditors*

                  23.2     Consent of Independent Auditors*

                  23.3     Consent of Independent Auditors*

* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets

                             BROOKFIELD APARTMENTS
                                 Dallas, Texas


         On January 28, 1997, effective January 1, 1997, Apple Residential Income Trust, Inc. (the "Company") purchased the Brookfield Apartments, a 232-unit apartment complex having an address of 4060 Preferred Place, Dallas, Texas (the "Property").

         The seller was unaffiliated with the Company, the Advisor and their Affiliates. The purchase price was $5,458,485, which was paid entirely in cash using proceeds from the sale of Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         LOCATION. The following information is based in part upon information provided by the Dallas Chamber of Commerce.

         The Property is located in south Dallas, within the Dallas/Fort Worth Consolidated Metropolitan Statistical area, or as it is called locally, "The Metroplex." The Dallas/Fort Worth Metroplex is in the north-central part of Texas and is composed of nine counties. The 1996 population of The Metroplex was approximately 4,400,000. Dallas is the second largest city in the state, behind Houston.

         The economy of the Dallas/Fort Worth area is complex and diversified. Key economic factors include a large manufacturing base (including as products military hardware, electronics, automobiles, industrial equipment, oil-field parts, food products and chemicals), banking, insurance services, communications, oil and gas production and air transportation. Major employers in the area include Texas Instruments, Southwestern Bell, General Motors, J. C. Penny, NationsBank and Vought Aircraft Company.

         The Metroplex is also an established transportation center for the nation. The Dallas/Fort Worth International Airport occupies approximately 17,800 acres of land between the two cities. It is the largest commercial airport in the United States in terms of land area, and is the fourth busiest airport in the world, with 1,700 daily arrivals and departures.

         The area also has a well-established system of interstate highways and supporting secondary routes. The Metroplex is located at the hub of Interstates 35, 45, 20 and 30. Two outer loops, Interstate 635 in Dallas and Interstate 820 in Fort Worth, surround the respective cities.

         The many institutions of higher learning in the area include Southern Methodist University, the University of Texas at Dallas, the University of Texas at Arlington, the University of North Texas, and Texas Christian University.

         The Property is located in a well-established area of Dallas near the Red Bird Mall. The area is characterized by various retail centers, restaurants and businesses. Downtown Dallas is an approximately 15 minute drive from the Property. The Property is an approximately 25-minute drive from Dallas/Fort Worth International Airport.

         DESCRIPTION OF THE PROPERTY. The Property consists of 232 garden-style apartments located in 15 two- and three-story buildings on approximately seven acres of land. The Property was completed in 1984.

         The Company believes that the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $232,000 of the proceeds of its offering of Shares for repairs and improvements, including clubhouse renovation, painting, wood replacement, and parking lot repair.

         The Property offers seven different unit types. The unit mix and rents currently being charged new tenants as of January, 1997 are as follows:

                                           Approximate
                                             Interior
Quantity              Type                 Square Footage        Monthly Rental
--------              ----                 --------------        --------------
39              One bedroom, one                578                  $380
                bath
9               One bedroom, one                578                   390
                bath (view)
36              One bedroom, one                658                   405
                bath w/sunroom
12              One bedroom, one                658                   415
                bath w/sunroom
                (view)
24              One bedroom, one                669                   430
                bath w/WD
                connections

                                           Approximate
                                            Interior
Quantity             Type                 Square Footage         Monthly Rental
--------             ----                 --------------         --------------
48              One bedroom, one                661                   440
                bath w/WD
                connections, FP,
                bookshelves
64              Two bedrooms, two               913                   565
                baths w/WD
                connections, FP,
                bookshelves

         The apartments provide a combined total of approximately 165,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased gradually. As an example, a two-bedroom, two-bath apartment rented for $520 in 1992, $520 in 1993, $530 in 1994, $545 in 1995, and $565 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $7.11, $7.11, $7.24, $7.45 and $7.72, respectively.

         The buildings are wood frame construction with a combination of brick veneer and masonite hardboard exteriors on reinforced concrete slab foundations. Roofs are sloped fiberglass shingles on plywood.

         The Property has an outdoor swimming pool with a large deck, a hot tub, a controlled access entrance and exit gate, and covered parking for approximately 232 vehicles. The Property also includes a clubhouse with a leasing office. There is also uncovered paved parking for residents.

         Apartment units have wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a television hook-up, mini-blinds, drapes on sliding glass doors and individually controlled heating and air-conditioning unit. Each kitchen is equipped with a refrigerator/freezer with ice maker, electric range and oven, dishwasher and garbage disposal. Also, as indicated in the table above, some units have a woodburning fireplace, a utility area with washer/dryer connections, bookshelves, ceiling fans or a sunroom. The owner of the Property pays for cold water, sewer service, gas usage for hot water and trash removal. Tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

         There are at least 10 apartment properties which compete with the Property. All offer similar amenities and generally have rents that are generally higher when compared with those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties now averages approximately 90%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 92% in 1992, 93% in 1993, 93% in 1994, 94% in 1995 and 97% in 1996. On January 1, 1997, the Property was 98% occupied. The residents are a mix of blue-collar and white-collar workers, students and retired persons.

         The following table sets forth the 1996 real estate tax information on the Property:


                           Assessed
Jurisdiction                Value                Rate                Tax
------------               --------              ----                ---
County of Dallas           $5,038,370          $0.46255          $ 23,304.98
City of Dallas              5,038,370           2.13063           107,349.02
                                                       Total     $130,654.00

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $3,980,880 will be depreciated over a 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will be continue to be adequately covered by property and liability insurance.

         MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

1. Dallas generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

3. The Property is conveniently proximate to many retail centers, businesses, restaurants and entertainment-related facilities. Accordingly, the Advisor believes that the Company is and can continue to be perceived as a desirable location for residents.

         ACQUISITION AND MANAGEMENT SERVICES AND FEES. In consideration of services rendered to the Company in connection with the selection and acquisition of the property, the Company paid Apple Realty Group, Inc. a property acquisition fee equal to 2% of the purchase price of the Property, or $109,170. Apple Residential Management Group, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.


                         EAGLE CREST I & II APARTMENTS
                                 Irving, Texas

         On January 30, 1997, effective January 1, 1997, the Company purchased the Eagle Crest I & II Apartments, a 484-unit apartment complex having an address of 4013 West Northgate, Irving, Texas (the "Property").

         The seller was unaffiliated with the Company, the Advisor and their Affiliates. The purchase price was $15,650,000, which the Company paid entirely in cash using proceeds from the sale of the Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         LOCATION. See above under "Brookfield Apartments" for a description of the greater Dallas/Fort Worth Consolidated Metropolitan Statistical Area, which includes Irving, Texas.

         Irving is approximately eight miles west of the Dallas central business district and approximately 25 miles east of downtown Fort Worth. Irving is a relatively young city with a majority of its development occurring during the latter half of this century. The location of Irving between Dallas and Fort Worth, and near Dallas/Fort Worth International Airport, has enabled it to
garner  a  large  portion  of  the  area's  recent   commercial  and  industrial
development.

         Irving is the site of Las Colinas, one of the nation's largest master-planned real estate developments. The development occupies approximately 12,500 acres and includes residential developments, office space, research, distribution and light industrial facilities, four golf courses, the Las Colinas Sports Club and an equestrian center.

         Las Colinas is targeted to large employers and is the home of numerous regional and national businesses. The Irving employment sector is primarily white-collar. Significant employers in Las Colinas include Exxon, GTE, Aetna, Abbott Laboratories, Boeing, US Sprint, Computer Associates, Allstate Insurance, Zale Jewelers and the Federal Home Loan Bank Board. In addition, Columbia/HCA Health Care Corporation recently signed an agreement to buy approximately 28 acres in the development. The plans for the land include a community hospital with medical office complex and a full-service acute-care facility.

         Irving has a well-defined highway system. The city is connected to Dallas by State Highway 114 on the northeast, State Highway 183 in its central portion and Interstate 30 on the south.

         The Property is located off of Belt line Road in Irving. The immediate neighborhood includes other multi-family communities, and residential, commercial and retail development. The Property is conveniently located near restaurants, businesses, schools, and churches, and is readily accessible from Highways 161 and 183. The Property is an approximately 5-minute drive from Dallas/Fort Worth International Airport.

         DESCRIPTION OF THE PROPERTY. The Property consists of 484 apartment units in 31 two- and three-story buildings on approximately 18 acres of land. There are 296 apartment units in Phase I, which was built in 1983, and 188 apartment units in Phase II, which was built in 1985.

         The Company believes that the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $968,000 for repairs and improvements, including clubhouse renovations, structural repair of shrink/swell soil conditions, painting, and wood replacement.

         The Property offers a wide range of units types. The unit mix and rents currently being charged new tenants as of January, 1997 are as follows:


                                             Approximate
                                               Interior
Quantity             Type                   Square Footage       Monthly Rental
--------             ----                   --------------       --------------
116             One bedroom, one                 698               $480-$490
                bath
120             One bedroom, one                 796                515-525
                bath
4               One bedroom, one                 798                540-560
                bath, sunroom, bar
48              One bedroom, one                 896                580-590
                bath
24              Two bedrooms, one                912                580-590
                bath
63              Two bedrooms, two               1023                645-665
                baths
80              Two bedrooms, two               1089                675-695
                baths
1               Two bedrooms, two               1123                  705
                baths, sunroom
4               Two bedrooms, two               1189                  735
                baths, sunroom, bar
21              Two bedrooms, two               1124                715-725
                baths
3               Two bedrooms, two               1224                  785
                baths, sunroom

         The apartments provide a combined total of approximately 429,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased gradually. As an example, a one-bedroom, one-bath apartment rented for $445 in 1992, $445 in 1993, $445 in 1994, $469 in 1995, and $485 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $7.17, $7.17, $7.17, $7.56
and $7.81, respectively.

         The buildings are wood frame construction with a combination of brick veneer and masonite hardboard siding on reinforced concrete slab foundations. Roofs are sloped fiberglass shingles over plywood.

         The Property has three outdoor swimming pools, two jacuzzis, three laundry facilities, a fitness building, gas grills and ice machines. The
Property also has a clubhouse with a leasing office. There is ample paved parking for residents.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and individually controlled heating and air-conditioning unit. Each kitchen has a refrigerator/freezer, electric range and oven, double stainless steel sink, a dishwasher and garbage disposal. All apartment units include washer/dryer connections for full-sized appliances. As indicated above, some apartment units feature additional amenities, such as linen closets, a fireplace with mantle, ceiling fans, a pantry closet, a dry bar, an entertainment center, vaulted ceilings, a sunroom and greenhouse windows. The owner of the Property pays for cold water, gas for hot water, sewer service, and trash removal. The tenants pay for their electricity usage, which includes cooking, lighting, heating and air-conditioning.

         There are at least four apartment properties which compete with the Property. All offer similar amenities and generally have rents that are comparable to those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties now averages approximately 95%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 95% in 1992, 94% in 1993, 95% in 1994, 95% in 1995 and 97% in 1996. On January 1, 1997, the Property was 95% occupied. The tenants are a mix of white-collar and blue-collar workers.

         The following tables set forth the 1996 real estate tax information on the Property:

Phase I
-------

                             Assessed          Tax
Jurisdiction                  Value            Rate           Tax
------------                 --------          ----           ---
County of Dallas             $7,900,000        $0.46255       $ 36,541.45
City of Irving                7,900,000         0.50860         40,179.40
Irving School District        7,900,000         1.66340        131,408.60
                                                              -----------
                                                 Total        $208,129.45

Phase II

                             Assessed           Tax
Jurisdiction                  Value             Rate          Tax
------------                 --------           ----          ---
County of Dallas             $5,119,340         $0.46255      $ 23,679.51
City of Irving                5,119,340          0.50860        26,036.96
Irving School District        5,119,340          1.66340        85,155.10
                                                              -----------
                                                  Total       $134,871.57
                                                Grand
                                                Total         $343,001.02

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $10,487,730) will be depreciated over a
27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will be continue to be adequately covered by property and liability insurance.

         MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

1. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

2. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements will allow an increase in rents at the Property.

3. The Property is strategically located between Dallas and Fort Worth and is not far from the Dallas/Fort Worth International Airport. The Advisor and the Company believe that this location for the Property appeals and will continue to appeal to workers in the area.

         ACQUISITION AND MANAGEMENT SERVICES AND FEES. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company paid Apple Realty Group, Inc. a property acquisition fee equal to 2% of the purchase price of the Property, or $313,000. Apple Residential Management Group, Inc. will serve as property manager for the Property and for its services will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.


                                TAHOE APARTMENTS
                                Arlington, Texas


         On January 31, 1997, effective January 1, 1997, the Company purchased the Tahoe Apartments, a 240-unit apartment complex having an address of 2308 Fair Oaks Drive, Arlington, Texas (the "Property").

         The seller was unaffiliated with the Company, the Advisor and their Affiliates. The purchase price was $5,625,000, which was paid entirely in cash using proceeds from the sale of Shares. Title to the Property was conveyed to the Company by limited warranty deed.

         LOCATION. See above under "Brookfield Apartments" for a description of the greater Dallas/Fort Worth Consolidated Metropolitan Statistical Area, which includes Arlington, Texas.

         The Property is located in the city of Arlington, which is located between Dallas and Fort Worth. Arlington is approximately 13 miles east of the Fort Worth Central Business district and approximately 20 miles west of the Dallas Central Business District.

         Owing in large part to its location between Dallas and Fort Worth, Arlington has become a focus of business development in the area. Major employers include General Motors, National Semiconductor, Johnson & Johnson, Doskocil Manufacturing Company and Arlington Memorial Hospital. The area is also the site of several large warehousing and distribution companies whose primary market is the Metroplex.

         The University of Texas at Arlington has an enrollment of approximately 23,000 students. Arlington also serves as a major medical center for its own population and for residents of outlying communities as well. Arlington Memorial Hospital has a staff of approximately 1,680 and HCA South Arlington Medical Center has approximately 640 employees, making both of them among the largest employers in the city.

         The immediate area surrounding the Property consists of other multifamily housing, residential, commercial and retail development. The Property is conveniently located near restaurants, businesses, schools and churches, and is readily accessible from Interstate 20 and Interstate 30.

         DESCRIPTION OF THE PROPERTY. The Property consists of 240 garden-style apartment units in 18 two- and three-story buildings on approximately 9.8 acres of land. The Property was built in 1979.

         The Company believes that the Property has generally been well maintained and is generally in good condition. However, the Company has budgeted approximately $316,000 for repairs and improvements including exterior painting and exterior siding replacement.

         The Property offers five different unit types. The unit mix and rents currently being charged new tenants as of January, 1997 are as follows:


                                          Approximate
                                            Interior
Quantity             Type                Square Footage      Monthly Rental
--------             ----                --------------      --------------
64              One bedroom, one              480                $370
                bath
64              One bedroom, one              575                 404
                bath

                                          Approximate
                                           Interior
Quantity             Type                Square Footage      Monthly Rental
--------             ----                --------------      --------------
48              One bedroom, one              634                 430
                bath
32              Two bedrooms, two             941                 584
                baths
32              Two bedrooms, two           1,027                 619
                baths

         The apartments provide a combined total of approximately 161,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a one bedroom, one bath apartment rented for $320 in 1992, $345 in 1993, $365 in 1994, $394 in 1995, and $404 in 1996. The average effective annual rental per square foot at the Property for 1992, 1993, 1994, 1995 and 1996 was $6.41, $6.91, $7.31, $7.89, and $8.09, respectively.

         The buildings are wood frame construction with a combination of brick veneer and masonite hardboard exteriors on reinforced concrete slab foundations. Roofs are sloped fiberglass shingles over plywood.

         The Property has an outdoor swimming pool, a hot tub, two laundry facilities, a fitness center, a sand volleyball court and covered parking for approximately 32 vehicles. The Property also has a clubhouse with a leasing office. There is also uncovered paved parking for residents.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up, miniblinds, vertical blinds and an individually controlled heating and air-conditioning unit. Each kitchen is equipped with a refrigerator/freezer with icemaker, electric range and oven, dishwasher, microwave and garbage disposal. Some units have a woodburning fireplace and washer/dryer connections. The owner of the Property pays for cold water, sewer service, natural gas for hot water and trash removal. Tenants pay for their electricity service, which includes cooking, lighting, heating and air-conditioning.

         There are at least four apartment properties which compete with the Property. All offer similar amenities and generally have rents that are higher when compared with those of the Property. Based on a recent telephone survey, the Advisor estimates that occupancy in nearby competing properties now averages approximately 95%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 94% in 1992, 93% in 1993, 95% in 1994, 89% in 1995 and 94% in 1996. On February 11, 1997, the Property was 88% occupied. The tenants are a mix of white-collar and blue-collar workers.

         The following table sets forth the 1996 real estate tax information on the Property:


Jurisdiction             Assessed Value           Tax Rate          Tax
------------             --------------           --------          ---
County of Tarrant          $4,500,000             $1.90619      $85,778.37

City of Arlington           4,500,000              0.64000       28,800.00
                                                                 ---------
                                                     Total     $114,578.37

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $4,075,000 will be depreciated over a 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Company on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Advisor and the Company believe that the Property is and will continue to be adequately covered by property and liability insurance.

         MATERIAL FACTORS CONSIDERED IN ASSESSING THE PROPERTY. The factors considered by the Advisor and the Company to be relevant in evaluating the Property for acquisition by the Company included the following:

4. The Dallas/Fort Worth area generally and the specific area in which the Property is located were perceived as being characterized by a diverse, stable and steadily growing economy. Accordingly, it was believed that such economy and its anticipated growth and development would support stable occupancy rates and reasonable increases in rents at the Property.

5. Based upon an engineering report and its own inspections, the Advisor believes that the Property has been well maintained and is generally in good condition, although the Advisor believes that the planned repairs and improvements to be made will allow an increase in rents at the Property.

6. The Property is strategically located between Dallas and Fort Worth. In addition, the City of Arlington has become a popular location for new business development, owing in part to its location between the two larger cities and its close proximity to Dallas/Fort Worth International Airport. The Advisor and the Company believe that this location for the Property will continue to appeal to workers in the area, which will support stable occupancy rates.

         ACQUISITION AND MANAGEMENT SERVICES AND FEES. In consideration of services rendered to the Company in connection with the selection and acquisition of the Property, the Company paid Apple Realty Group, Inc. a property acquisition fee equal to 2% of the purchase price of the Property, or $112,500. Apple Residential Management Group, Inc. will serve as property manager for the Property and for its service will be paid by the Company a monthly management fee equal to 5% of the gross revenues of the Property plus reimbursement of certain expenses.

                                   ITEM 7.a.*


* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.b.*


* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.c.*


* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.d.*


* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              Apple Residential Income Trust, Inc.


Date: February 12, 1997           By: /s/ Glade M. Knight
                                      ___________________________
                                           Glade M. Knight
                                           President
                                           of Apple Residential
                                           Income Trust, Inc.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.
                        Form 8-K dated January 28, 1997


Exhibit Number          Exhibit                             Page Number
--------------          -------                             -----------
      10.1              Purchase Contract for
                        Brookfield Apartments

      10.2              Purchase Contract for
                        Eagle Crest I Apartments

      10.3              Purchase Contract for
                        Eagle Crest II Apartments

      10.4              Purchase Contract for
                        Tahoe Apartments

      10.5              Modification to Agreement of
                        Sale of Eagle Crest I
                        Apartments

      10.6              Modification to Agreement of
                        Sale of Eagle Crest II
                        Apartments

      10.7              Property Management Agreement
                        for Brookfield Apartments

      10.8              Property Management Agreement
                        for Eagle Crest I & II Apartments

      10.9              Property Management Agreement for
                        Tahoe Apartments

      23.1              Consent of Independent Auditors*

      23.2              Consent of Independent Auditors*

      23.3              Consent of Independent Auditors*


* To be filed by amendment.